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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2008

                                PHARMATHENE, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      001-32587               20-2726770
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  (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)


     One Park Place, Suite 450, Annapolis, Maryland                21401
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        (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number including area code: (410) 269-2600


          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure  of Directors or Certain  Officers;  Election of  Directors;
          Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On July 16, 2008, PharmAthene, Inc. (the "Company") received the resignation of Elizabeth Czerepak, effective immediately, as a member of its Board of Directors. Ms. Czerepak's letter of resignation did not indicate that she was resigning because of a disagreement with the Company.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PHARMATHENE, INC.
                                      (Registrant)


Date: July 16, 2008                   By:  /s/ David P. Wright
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                                           David P. Wright
                                           President and Chief Executive Officer